UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

OPORTUN FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

FINDELL CAPITAL MANAGEMENT LLC FINDELL CAPITAL PARTNERS LP FINN MANAGEMENT GP LLC BRIAN FINN WARREN WILCOX
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FINDELL CAPITAL PARTNERS, LP

May 29, 2025

Dear Fellow Stockholders:

Findell Capital Partners, LP, a Delaware limited partnership (together with certain of its affiliates, “Findell,” “we” or “us”) is the single largest stockholder in Oportun Financial Corporation, a Delaware corporation (the “Company” or “Oportun”). For the past two years, we have advocated for the interests of stockholders by publicly and privately pushing the Company to improve governance, reduce costs and focus on its core lending business, which we believe has significant value potential despite years of mismanagement. Last year, our engagement resulted in the addition of two highly-qualified independent directors to the Board of Directors of the Company (the “Board”).

Earlier this year, we urged Oportun to improve its governance and oversight by committing to replacing long-tenured legacy director R. Neil Williams as lead director with a member of the Board who was independent from management and possessed the lending experience we believe is essential to lead this Board. The flat refusal we received in response made clear to us that the Board remains in the grip of its long-tenured legacy directors, and that further change at the Board level is urgently needed to ensure that the Company is run in a manner consistent with its stockholders’ best interests. Accordingly, we are seeking your support for the election of our highly-qualified nominee Warren Wilcox (the “Findell Nominee”) to the Board at the 2025 annual meeting of stockholders to be held on Friday, July 18, 2025 at 8:00 a.m., Pacific Time, via a live audio webcast at www.cesonlineservices.com/oprt25_vm (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

Shortly after we publicly nominated Mr. Wilcox and began this campaign, the Company announced that Mr. Williams and Scott Parker would not stand for re-election at the Annual Meeting and that the Board would be reduced in size from ten to eight members at the Annual Meeting. While the timing of this announcement makes clear to us that these changes were reactive to our campaign, they do not resolve the fundamental concerns we have raised. In fact, the decision not to re-nominate Mr. Parker, whose background as a former CFO and decades of experience as a consumer lending executive make him, in our view, a valuable member of the Board, and whose addition to the Board last year helped drive much-needed oversight, strikes us as short-sighted and detrimental to the interests of the Company and its stockholders.

Further, the Board has provided no clarity as to who will assume the role of Lead Independent Director, nor has it justified the nomination of CEO Raul Vazquez to the Board, a move that only deepens our concern about the lack of independence and accountability at Oportun. In our view, responding to long-overdue Board turnover by re-nominating the sitting CEO, who has presided over years of underperformance, is not progress; it is entrenchment by another name. While the Company’s recent proposals to amend its Certificate of Incorporation to eliminate certain supermajority voting provisions and to declassify the Board are welcome improvements to governance, in our view they are long overdue, and the fact that these changes, for which we have pushed for some time, have only been announced now that Mr. Vazquez’s Board seat is threatened by our campaign and after the Board has already taken action to significantly negatively impact the degree of experience and stockholder representation in the boardroom, demonstrates to us the pressing need for further change now.

By electing Mr. Wilcox, the stockholders of Oportun have the opportunity to deliver the message that the strategic and operational blunders overseen by the legacy Board will not be tolerated. We strongly believe that all stockholders will benefit from the addition of another independent director with extensive industry experience and a shared objective of enhancing value for the benefit of all Oportun stockholders. Mr. Wilcox is highly qualified, significantly experienced and ready to ensure that the interests of the stockholders, the true owners of Oportun, are appropriately represented in the boardroom.

We urge you to carefully consider the information contained in the attached proxy statement (this “Proxy Statement”) and then support our efforts by signing, dating and returning the enclosed WHITE universal proxy card or WHITE voting instruction form today to vote “FOR” Mr. Wilcox.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated WHITE universal proxy card or WHITE voting instruction form or by voting virtually at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, which is assisting us, at its address and toll-free number listed below.

Thank you for your support,

/s/ Brian Finn

Brian Finn

Findell Capital Partners, LP

If you have any questions, require assistance in voting your WHITE universal proxy card,

or need additional copies of Findell’s proxy materials,

please contact:

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

(888) 368-0379

info@saratogaproxy.com

2025 ANNUAL MEETING OF STOCKHOLDERS

OF

OPORTUN FINANCIAL CORPORATION
_________________________

PROXY STATEMENT
OF
FINDELL CAPITAL PARTNERS, LP
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED

WHITE UNIVERSAL PROXY CARD TODAY

Findell Capital Partners, LP, a Delaware partnership (together with certain of its affiliates named herein, “Findell,” “we” or “us”) and the other participants in this solicitation are significant stockholders of Oportun Financial Corporation, a Delaware corporation (“Oportun” or the “Company”), who beneficially own, in the aggregate, 3,241,300 shares of Common Stock, par value $0.0001 per share (the “Common Stock”), of the Company, constituting approximately 7.4% of the outstanding shares of Common Stock. We believe that the Board of Directors of the Company (the “Board”) must be meaningfully reconstituted to ensure that the Board takes the necessary steps to maximize value for all of the Company’s stockholders. To that end, we have nominated a highly-qualified director for election at the 2025 annual meeting of stockholders (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”) who has a strong, relevant background and who is committed to fully exploring all opportunities to unlock stockholder value. The Annual Meeting will be held in virtual format on Friday, July 18, 2025 at 8:00 a.m., Pacific Time, via a live audio webcast at www.cesonlineservices.com/oprt25_vm, where stockholders will have an opportunity:

1.	To elect our director nominee, Warren Wilcox (the “Findell Nominee”) as a Class III director to serve for a term of three (3) years until the Company’s 2028 annual meeting of stockholders (the “2028 Annual Meeting”);
2.	To vote on the Company’s proposal to approve an amendment to the Company’s Certificate of Incorporation (the “Charter”) to eliminate supermajority voting provisions and make certain other administrative changes;
3.	To vote on the Company’s proposal to approve an amendment to the Charter to declassify the Board and provide for the annual election of directors;
4.	To vote on the Company’s proposal to approve, on an advisory basis, Oportun’s named executive officer (“NEO”) compensation;
5.	To vote on the Company’s proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and
6.	To conduct any other business properly brought before the Annual Meeting.

This Proxy Statement and the enclosed WHITE universal proxy card and WHITE voting instruction form are first being mailed to stockholders on or about May 29, 2025.

The Company has disclosed that the Annual Meeting will take place in a virtual meeting format only. Stockholders will not be able to attend the Annual Meeting in person. For further information on how to attend and vote virtually at the Annual Meeting and by proxy please see the “VOTING AND PROXY PROCEDURES” and “VIRTUAL MEETING” sections of this Proxy Statement.

The Company has a classified Board, which is currently divided into three (3) classes, and based on publicly available information, we believe that two (2) seats are available for election at the Annual Meeting. Through this Proxy Statement and enclosed WHITE universal proxy card and WHITE voting instruction form, we are soliciting proxies to elect not only the Findell Nominee, but also one (1) of the Company’s nominees whose election we do not oppose, Carlos Minetti (the “Unopposed Company Nominee”), as we believe his experience in consumer lending, independence from management and recent appointment to the Board give him a fresh perspective on the Company that is needed on the Board at this time and make him a valuable and qualified director. Findell and Oportun will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to two (2) nominees on the enclosed WHITE universal proxy card or WHITE voting instruction form. There is no need to use the Company’s GREEN universal proxy card or voting instruction form once distributed, regardless of how you wish to vote.

Your vote to elect the Findell Nominee will have the legal effect of replacing one (1) incumbent director. If elected, the Findell Nominee, subject to his fiduciary duty as a director, will seek to work with the other members of the Board to evaluate all opportunities to enhance stockholder value. However, the Findell Nominee will constitute only one member of the Board and there can be no guarantee that he will be able to implement the actions that he believes are necessary to unlock stockholder value. There is no assurance that any of the Company’s nominees will serve as directors if the Findell Nominee is elected. The names, backgrounds and qualifications of the Company’s nominees, along with other information about them, can be found in the Company’s proxy statement.

Stockholders are permitted to vote for less than two (2) or any combination (up to two (2) total) of the Findell Nominee and the Company’s nominees on the enclosed WHITE universal proxy card or WHITE voting instruction form. However, if stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders vote in favor of only the Company nominee who we believe is sufficiently qualified to serve as a director – the Unopposed Company Nominee – to help achieve a Board composition that we believe is in the best interest of all stockholders. We recommend that stockholders do not vote for any of the Company’s nominees other than the Unopposed Company Nominee. Among other potential consequences, voting for Company nominees other than the Unopposed Company Nominee may result in the failure of the Findell Nominee to be elected to the Board. We believe the best opportunity for the Findell Nominee to be elected is by voting on the WHITE universal proxy card or WHITE voting instruction form. Findell therefore urges stockholders using our WHITE universal proxy card or WHITE voting instruction form to vote “FOR” the Findell Nominee and “FOR” all of the Unopposed Company Nominee.

IF YOU MARK FEWER THAN TWO (2) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR WHITE UNIVERSAL PROXY CARD OR WHITE VOTING INSTRUCTION FORM, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE FINDELL NOMINEE AND THE UNOPPOSED COMPANY NOMINEE.

IMPORTANTLY, IF YOU MARK MORE THAN TWO (2) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

The Company has set the close of business on May 27, 2025 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 2 Circle Star Way, San Carlos, CA 94070. According to the Company’s proxy statement, as of the Record Date, there were 43,870,399 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

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As of the date hereof, Findell Capital Partners, LP, a Delaware limited partnership (“FCP”) , Findell Capital Management LLC, a Delaware limited liability company (“FCM”), Finn Management GP LLC, a Delaware limited liability company (“FMGP”) and Brian A. Finn, a citizen of the United States (collectively, the “Findell Group”), and the Findell Nominee (each a “Participant” and collectively, the “Participants”), collectively beneficially own 3,241,300 shares of Common Stock (the “Findell Shares”). We intend to vote the Findell Shares FOR the Findell Nominee and the Unopposed Company Nominee, FOR the Company’s proposal to approve an amendment to the Charter to eliminate supermajority voting provisions and make certain other administrative changes, FOR the Company’s proposal to approve an amendment to the Charter to declassify the Board and provide for the annual election of directors, FOR the approval of the advisory non-binding vote on the compensation of the Company’s NEOs, and FOR the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, as described herein.

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed WHITE universal proxy card or WHITE voting instruction form.

We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters of which we are not aware a reasonable time before this solicitation be brought before the Annual Meeting, the persons named as proxies in the enclosed WHITE universal proxy card and WHITE voting instruction form will vote on such matters in their discretion.

THIS SOLICITATION IS BEING MADE BY FINDELL AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS OF WHICH FINDELL IS NOT AWARE A REASONABLE TIME BEFORE THIS SOLICITATION BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE UNIVERSAL PROXY CARD AND WHITE VOTING INSTRUCTION FORM WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

FINDELL URGES YOU TO SIGN, DATE AND RETURN THE WHITE UNIVERSAL PROXY CARD OR WHITE VOTING INSTRUCTION FORM “FOR” THE ELECTION OF THE FINDELL NOMINEE AND THE UNOPPOSED COMPANY NOMINEE.

WE RECOMMEND YOU VOTE “FOR” THE AMENDMENT TO THE CHARTER TO ELIMINATE SUPERMAJORITY VOTING PROVISIONS.

WE RECOMMEND YOU VOTE “FOR” THE AMENDMENT TO THE CHARTER TO DECLASSIFY THE BOARD.

WE MAKE NO RECOMMENDATION WITH RESPECT TO YOUR VOTES ON THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT AUDITOR.

WE MAKE NO RECOMMENDATION WITH RESPECT TO YOUR VOTES ON THE NON-BINDING ADVISORY VOTE REGARDING THE APPROVAL OF COMPENSATION PAID TO CERTAIN EXECUTIVE OFFICERS.

HOLDERS OF SHARES AS OF THE RECORD DATE ARE URGED TO SUBMIT A WHITE UNIVERSAL PROXY CARD OR WHITE VOTING INSTRUCTION FORM EVEN IF YOUR SHARES OF COMMON STOCK WERE SOLD AFTER THE RECORD DATE.

IF YOU HAVE ALREADY SENT A UNIVERSAL PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING, AND RETURNING THE ENCLOSED WHITE UNIVERSAL PROXY CARD OR WHITE VOTING INSTRUCTION FORM. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING ELECTRONICALLY AT THE ANNUAL MEETING.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our WHITE universal proxy card are available at

www.OpportunityAtOportun.com

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IMPORTANT

Your vote is important, no matter the number of shares of Common Stock you own. Findell urges you to sign, date, and return the enclosed WHITE universal proxy card or WHITE voting instruction form today to vote “FOR” the election of the Findell Nominee and in accordance with Findell’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE universal proxy card and return it to Findell, c/o Saratoga Proxy Consulting LLC (“Saratoga”) in the enclosed postage-paid envelope today. Stockholders also have the following two options for authorizing a proxy to vote shares registered in their name:
o	Via the Internet at https://www.MyProxyOnline.com at any time prior to 11:59 p.m. (ET) on July 17, 2025, by following the instructions provided on the WHITE voting instruction form; or
o	By telephone, by calling (866) 437-4674 at any time prior to 11:59 p.m. (ET) on July 17, 2025, and following the instructions provided on the WHITE voting instruction form.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions. As a beneficial owner, you may vote the shares virtually at the Annual Meeting only if you obtain a legal proxy from the broker or bank giving you the rights to vote the shares.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed WHITE voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed WHITE voting instruction form.
•	You may vote your shares virtually at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your WHITE universal proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

As Findell is using a “universal” proxy card containing the Findell Nominee as well as the Company’s nominees, there is no need to use any other proxy card regardless of how you intend to vote. Findell strongly urges you NOT to sign or return any GREEN proxy cards or voting instruction forms that you may receive from the Company. Even if you return the Company’s GREEN proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.

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If you have any questions, require assistance in voting your WHITE universal proxy card,

or need additional copies of Findell’s proxy materials,

please contact:

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

(888) 368-0379

info@saratogaproxy.com

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information in this Proxy Statement and accompanying materials contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if the underlying assumptions of Findell or any of the other Participants prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by any of the foregoing that the future plans, estimates or expectations contemplated will ever be achieved, and you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. You should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Except to the extent required by applicable law, neither Findell nor any Participant will undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements in this Proxy Statement to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

Certain statements and information included herein have been sourced from third parties. Findell and the other Participants do not make any representations regarding the accuracy, completeness or timeliness of such third-party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

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BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

•	On March 29, 2023, Findell issued its first open letter to the Board criticizing what it saw as the Company’s grossly high operating expenditures, nonsensical acquisitions and resulting poor performance. In its letter, Findell urged the Board to dramatically reduce operating expenses and focus on the Company’s core business.
•	On April 13, 2023, Brian Finn appeared as a guest on Andrew Walker’s Yet Another Value Podcast, a podcast focused on value investing ideas, to discuss his open letter to Oportun. Mr. Finn discussed Oportun’s important service to underbanked communities, and how, in his view, CEO Raul Vazquez had nearly destroyed the Company by treating a consumer lending company like a Silicon Valley fintech company. After this podcast episode aired, the holders of approximately 25% of Oportun’s outstanding Common Stock reached out to Findell to express support for Mr. Finn’s position.
•	On April 28, 2023, Mr. Finn spoke over the phone with directors R. Neil Williams and Carl Pascarella and CEO Raul Vazquez. Mr. Finn questioned Oportun’s rising costs and unit economics, receiving significant pushback on the proposition that Oportun was inefficiently run, and felt that Messrs. Williams, Pascarella and Vazquez were unable to explain why Oportun’s cost per loan had exploded.
•	After their call earlier in the day on April 28, 2023, Findell sent a private letter to Messrs. Williams and Pascarella reiterating the need for change and asking the Board members why Mr. Vazquez made approximately $5 million in compensation in a year when the Common Stock price fell by about 75%.
•	On May 8, 2023, Oportun announced its first quarter financial results for 2023, including an announced target of approximately $80 million in cost savings.
•	On May 9, 2023, Findell issued a press release expressing support for the announced cost savings target but emphasizing that more needed to be done to continue to cut costs. On May 12, 2023, Findell sent a private letter to the Board expressing the same sentiments.
•	On May 15, 2023, Mr. Finn appeared again on the Yet Another Value Podcast to discuss Oportun’s first quarter financial results. Mr. Finn expressed his support for the announced cost savings target but noted that he felt Findell should not have had to push Oportun to take what he saw as an obvious step.
•	On May 19, 2023, Findell spoke with representatives of Oportun over the phone. On the call, Findell emphasized the need for further cost cuts and suggested the sale of non-core businesses.
•	On May 22, 2023, Findell sent a private letter to the Board criticizing Mr. Vazquez’s record as CEO, noting its dissatisfaction with the Company’s apparent inability to explain its unit economics, its use of unique operating metrics, including Adjusted EBITDA, which were not in use by its peers, and the fact that Mr. Vazquez received 100% of his annual bonus despite an implosion in operating results. The letter further discussed Findell’s disappointment with the Company’s acquisition of Hello Digit, Inc. (“Digit”), which appeared to be a failure, and the lack of clarity in messaging around that transaction.
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•	On June 6, 2023, Oportun held its annual meeting of stockholders to elect two Class I directors, Jo Ann Barefoot and Sandra A. Smith. On June 8, 2023, the Company disclosed in a Current Report on Form 8-K that Ms. Barefoot and Ms. Smith each received approximately 50% “withhold” votes at the meeting.
•	On June 14, 2023, Findell sent a letter to the Board noting the substantial “withhold” votes received by Ms. Barefoot and Ms. Smith and suggesting that this indicated stockholder agreement with Findell’s criticism of the Company’s performance.
•	On September 20, 2023, Findell sent a letter to the Board asking for a call with Mr. Williams. Receiving no response, on November 7, 2023, Findell sent another letter to the Company asking for a call with Mr. Williams.
•	On November 9, 2023, Findell sent a letter to Mr. Williams recommending David Tomlinson, former Chief Operating Officer of Oportun from 2011 to 2014, as a potential independent director, based on his experience in direct lending and with Oportun in particular. Findell also noted in the letter that it had other candidates prepared that it would be happy to recommend to Oportun. Mr. Williams did not respond, and Oportun did not reach out to Mr. Tomlinson.
•	On November 15, 2023, Findell sent a letter to the Board expressing its disappointment that Oportun had not engaged with Mr. Tomlinson as a potential director candidate after Findell’s recommendation, noting that this struck Findell as an indicator that the Board was entrenched and did not take its fiduciary duties seriously.
•	On November 17, 2023, having received no substantive response to its previous communications, and having learned that Oportun had been outsourcing diligence of potential Board candidates to an external search firm, Findell sent another letter to Mr. Williams expressing its concerns with this practice, given the expense and the need for Oportun to be cognizant of costs.
•	On November 20, 2023, Findell notified Mr. Williams that it would soon be filing a Schedule 13D with respect to the Company’s securities with the SEC. In the notification, Findell reiterated its belief in the need to add directors with lending experience to the Board. Findell filed its Schedule 13D seven days later on November 27, 2023, in which, in line with its messaging to Mr. Williams, it called for the replacement of the three directors up for election at the upcoming annual meeting with candidates who possessed lending experience. Findell’s Schedule 13D also emphasized its belief that Oportun’s annual operating expenses should be reduced below $350 million and that the Board should be de-classified.
•	On December 4, 2023, Findell issued an open letter to the stockholders of Oportun expressing its concern with the Company’s poor performance and apparent lack of urgency and appropriate oversight from the Board. The letter noted that Findell would nominate its own director candidates if the Company did not take appropriate action itself.
•	On December 11, 2023, Findell sent a letter to the Board noting that it had received inbound messages from a number of disgruntled former Oportun employees who claimed that the Company has a toxic culture, that the corporate office had become far too bloated and that Mr. Vazquez’s leadership was poor and new leadership was required to turn the Company around.
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•	On December 18, 2023, Mr. Finn appeared as a guest on SumZero Podcast, a podcast focused on buyside investors, to discuss Mr. Vazquez’s performance as CEO of Oportun. Mr. Finn expressed his belief in the strength of Oportun’s business model, but noted that the Company seemed focused on adding services not needed by its core customers, who had simple lending needs. He noted that the Board had no directors who possessed lending experience and criticized the Company’s delay in pushing for cost cuts, which he believed was ultimately done only as a result of Findell’s public pressure, and the Board’s apparent inability to hold Mr. Vazquez accountable for what he saw as poor business decisions.
•	On December 20, 2023, Findell sent a letter to the Board expressing its disappointment that Mr. Vazquez appeared hesitant to cut senior Vice President roles, noting its belief that corporate bloat was destroying stockholder value and that the loan book was deteriorating while staff cuts were disproportionately hurting junior employees while senior employees appeared to receive preferential treatment from Mr. Vazquez.
•	Over the course of January and February of 2024, Findell corresponded with representatives of Oportun regarding the possible addition of lending industry experts to the Board.
•	On February 23, 2024, Findell sent a letter to Mr. Williams providing background on the director candidates it intended to nominate to the Board, explaining the candidates’ relevant C-suite experience in lending and complete independence from Findell.
•	On March 1, 2024, outside counsel for Findell and Oportun spoke, and Oportun’s counsel indicated that the Company was willing to offer Findell one Board seat.
•	On March 4, 2024, Findell sent a letter to the Board reiterating its interest in having independent industry experts not affiliated with Findell join the Board and its desire to avoid a public proxy contest.
•	On March 7, 2024, Findell nominated three director candidates to the Board.
•	On March 14, 2024, Findell sent a letter to the Board criticizing Oportun’s poor first quarter performance.
•	On April 1, 2024, Mr. Finn sent a letter to Mr. Williams expressing his desire to reach a negotiated settlement regarding Board composition, noting his willingness to drop his request to shrink the Board.
•	On April 16, 2024, Mr. Finn sent another letter to Mr. Williams urging him to push the Board to finalize an agreement between Findell and Oportun regarding Board composition to avoid a distracting proxy contest.
•	On April 22, 2024, Findell and Oportun announced a cooperation agreement (the “Cooperation Agreement”), pursuant to which Scott Parker joined the Board as an independent director and Richard Tambor became a Board observer, with Oportun committing to nominate and support Mr. Tambor’s election to the Board at the Company’s upcoming annual meeting.
•	On June 5, 2024, Findell sent a private letter to the Board, noting that, although it had committed not to voice its concerns publicly pursuant to the Cooperation Agreement, it remained concerned with the Board’s lack of oversight of Mr. Vazquez, blaming a lack of industry experience on the Board for its failure to appropriately scrutinize what Findell characterized as Mr. Vazquez’s empire-building and lack of focus on the Company’s core business, and reiterated the concerns Findell had heard from former Oportun employees regarding claims of a toxic work environment fostered by Mr. Vazquez. Findell urged the Board to take corrective action to improve the Company’s culture, governance and performance. Contrary to Oportun’s assertion that Findell’s June 5 letter “requested unspecified governance changes,” our letter was clear and precise in its request for improved oversight of Mr. Vazquez, and we are puzzled by Oportun’s apparent misreading of our letter as expressed in its preliminary proxy statement.
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•	On June 26, 2024, Oportun held its annual meeting of stockholders.
•	On July 2, 2024, Findell sent a letter to the Board noting that Ginny Lee won re-election at the recent annual meeting only by virtue of Findell’s votes, which had been committed to supporting her pursuant to the Cooperation Agreement, and urged the Board to take this as a message to proactively work to regain stockholder trust and improve governance at the Company. Contrary to Oportun’s assertion that Findell’s July 2 letter “requested unspecified governance changes,” our letter was clear in its request that the Board engage more directly with its stockholders and improve its communications in light of the annual meeting results, and we find the Company’s apparent inability to understand what, specifically, was being communicated highly concerning.
•	On August 12, 2024, Findell spoke with Mr. Williams and Ms. Lee and again expressed its belief that the Board needed to be reconstructed with leaders who have lending experience.
•	On August 19, 2024, Findell sent a letter to the Board urging them to investigate the behavior of Mr. Vazquez that had been criticized by former Oportun employees with whom Findell had spoken, noting the need for improved oversight by the Board. Again, contrary to Oportun’s assertion that we requested “unspecified governance changes” in this letter, we clearly requested a specific course of action regarding the investigation of Mr. Vazquez’s conduct.
•	On October 7, 2024, Findell sent a private letter to the Board requesting a call following the Company’s second quarter earnings announcement and expressing Findell’s hope that the Board would take the initiative to turn around the business in line with the recommendations made by Findell for the last 18 months. Once again, Findell is surprised that Oportun characterized this letter as requesting “unspecified governance changes” instead of reporting what it actually asked for, specific operational improvements and a call to discuss earnings, and finds it deeply troubling that Oportun apparently either misread this and many of Findell’s other communications or chose to misrepresent them in its reporting of our engagement.
•	On November 18, 2024, Findell spoke with representatives from Oportun regarding the need for improved governance and the steps to be taken to turn around the business.
•	On November 25, 2024, Findell sent a letter to the Board conveying its takeaways from the recent meeting, stating that Oportun appeared to lack urgency to take the steps required to turn the business around. In the letter, Findell urged an additional $80 to $100 million of cost cuts and urged Oportun to remove its interest rate cap, which Findell stated it believed was limiting Oportun’s ability to effectively serve its customer base. Findell also expressed its concern with the poor oversight provided by the Board over the CEO and asked questions regarding unit economics. Findell received no substantive response from the Company.
•	On February 21, 2025, Findell sent a private letter to the Board, noting its belief that the Board needed further refreshment with directors who possessed lending experience and requesting a discussion to agree upon a framework for governance improvements in advance of the upcoming expiration of the Cooperation Agreement.
•	On March 7, 2025, after a conversation between outside counsel to Findell and Oportun on March 5, 2025, Findell sent an email to Oportun’s outside counsel, requesting it be forwarded to the Board, expressing its views on the conversation. Findell reiterated its interest in avoiding a public proxy contest, and requested that, following Mr. Williams’ retirement, the Board commit that the next Lead Director be any member of the Board with direct lending experience, identifying Messrs. Tambor, Parker and Minetti as possessing the requisite experience. In a later conversation between counsel on March 12, 2025, regarding Findell’s request, Company counsel indicated that the Board was confident it would win a proxy contest because it expected the Company’s warrant holders would convert and vote their Common Stock in favor of the Company’s slate.
•	On March 13, 2025, the Cooperation Agreement expired pursuant to its terms.
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•	On March 20, 2025, Findell issued an open letter to the Board and stockholders of Oportun expressing its belief in the potential strength of the Company’s lending business and blaming poor governance from long-tenured legacy directors for poor performance. In the letter, Findell indicated that it intended to nominate its own director candidates to the Board.
•	On March 20, 2025, Oportun publicly responded to Findell’s open letter, stating that its results spoke for themselves.
•	On March 26, 2025, Findell delivered a notice to Oportun nominating two director candidates to the Board, including Mr. Wilcox, and the next day issued an open letter to Oportun stockholders announcing the nominations and criticizing the governance and performance of the Company.
•	On March 27, 2025, Oportun issued a press release confirming receipt of Findell’s nominations and stating that it would evaluate the director candidates nominated by Findell and make a recommendation to its stockholders in due course.
•	On April 2, 2025, Findell delivered a private letter to the Board offering to withdraw its nominees and end its campaign if the Board committed to selecting a Lead Director with direct lending experience.
•	On April 7, 2025, Mr. Finn met with Messrs. Williams and Parker and offered a compromise pursuant to which, instead of committing to selecting a Lead Director with lending experience, the Board would simply shrink from ten to eight, with Mr. Williams and one other long-tenured legacy director stepping down.
•	On April 10, 2025, the Board, through its external counsel, responded via email to Findell’s request stating that it had no interest in shrinking the Board as discussed.
•	On April 25, 2025, the Company requested to interview Findell’s director candidates. Findell’s counsel responded noting its preference for such interviews to be conducted in connection with a broader framework of cooperation between Findell and Oportun, and noted its willingness to make such candidates available in connection with interviews as part of such a settlement. On April 28, 2025, Oportun, ignoring this note, flatly reiterated its request for interviews, and Findell promptly agreed to coordinate availability and schedule such interviews.
•	On May 5, 2025, Findell launched its campaign website, withdrew its second nominee and issued a public letter to stockholders of Oportun urging them to support the election of Mr. Wilcox at the Annual Meeting.
•	On May 7, 2025, Findell filed its preliminary proxy statement with the SEC.
•	Also on May 7, 2025, following Findell’s nomination of Warren Wilcox and filing of its preliminary proxy statement, the Company issued a press release (the “May 7 Press Release”) announcing that R. Neil Williams and Scott Parker would not stand for reelection and that the Board would be reduced in size from ten to eight members. These changes appear to have been made in direct response to our campaign rather than a product of long-term governance planning.
•	On May 8, 2025, Findell issued a press release responding to the May 7 Press Release, criticizing the Board’s decision not to re-nominate Mr. Parker, an experienced director whose oversight helped drive recent improvements at the Company. As we stated in our press release, we believe the move was a calculated attempt by the legacy directors to block stockholder-backed change and reaffirmed our call to replace Mr. Vazquez with Mr. Wilcox, a seasoned lending executive, to restore accountability and focus at the Board level.
•	On May 8, 2025, Oportun’s counsel sent a letter to Findell requesting additional information about Mr. Wilcox, to which Findell’s counsel responded on May 12, 2025.
•	On May 15, 2025, Oportun delivered a message to Findell requesting a settlement in which no new, independent director with lending experience would be added to the Board and Findell would be required to commit to an unusual multi-year standstill.
•	On May 16, 2025, Oportun filed its preliminary proxy statement with the SEC. It filed an amended proxy statement with the SEC on May 23, 2025, and filed its definitive proxy statement on May 28, 2025.
•	On May 21, 2025, Findell filed its revised preliminary proxy statement with the SEC.
•	On May 29, 2025, Findell filed this definitive proxy statement with the SEC.
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REASONS FOR THE SOLICITATION

Findell is a significant stockholder in Oportun and has been an engaged investor since 2023. We have worked diligently to push this Board to make changes to the cost structure and the business focus to ensure Oportun’s survival and success in the face of sustained poor performance, which is a result, we believe, of a series of strategic and operational blunders on the part of the Board and management. Despite our best efforts, the leadership of Oportun continues to resist what are, to us, obvious improvements to corporate governance and to operations.

This Board and management team took a great core lending business and destroyed it with what we can only characterize as nonsensical costs and acquisitions.

•	While competitors like OneMain Holdings, Inc. (“OneMain”) kept their operating expenses (“opex”) per loan and corporate head count flat from 2019 to 2023, Oportun grew theirs aggressively by 109% and 70%, respectively.[1]
•	Unnecessary acquisitions caused the Company to deviate from its core lending mission and generated substantial losses – for instance, the Company wasted $211 million[2] on the acquisition of Digit in 2021.
•	Findell’s involvement, beginning in early 2023, ultimately forced a pivot away from these excesses, but in our view, the pivot occurred far too slowly and with great resistance. As a result of this delay, stockholders were further diluted by almost 40%.[3]

We see this Board as bloated and controlled by long-tenured legacy directors resistant to change – not a single one of whom has experience in lending.

•	Oportun, with its $200 million market capitalization, has a staggered ten-person Board that is controlled by six long-tenured legacy members who comprise the entirety of the committee and Board leadership.
•	Not a single legacy member of the Board has any background in lending. This lack of experience has meant that these directors have had little ability to provide effective oversight as management made, in our eyes, major mistake after major mistake.
•	Among the legacy Board members, there are many overlapping personal and professional relationships with each other and with CEO Raul Vazquez, as described below, forcing us to question the degree of independent oversight actually being exercised.
•	Three new, independent directors with lending experience joined the Board in 2024 – two of whom Findell helped bring on – but not a single one is in a leadership position.
•	We have asked the Board to reshuffle its committee heads and its lead director to include members with lending experience. The Board refused.
•	We have asked the Board to shrink to eight directors, given Oportun’s size. The Board initially dismissed this recommendation, only to announce the very same change on the day we filed our preliminary proxy statement. While the Company attributes this shift to a “comprehensive look” at governance, we believe the timing tells a different story. In our view, stockholder-aligned governance is proactive, not reactive. Stockholders should draw their own conclusions. We see it for what it is: a last-minute course correction meant to defuse pressure, not a sign of “strength and independence” as stated by the Company.[4]

1 See OneMain’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, at 17 (“approximately 9,100 employees”); OneMain Holdings, Inc., Annual Report for the fiscal year ended December 31, 2019, at 20 (“approximately 9,700 employees”); see also Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2019 through December 31, 2023 (reporting total headcount figures).

2 https://investor.oportun.com/news-events/press-releases/detail/25/oportun-completes-acquisition-of-digit-a-neobanking

3 Company filings (see Annual Report on Form 10-K for the fiscal year ended December 31, 2023).

4 Company press release (https://investor.oportun.com/news-events/press-releases/detail/154/oportun-announces-continued-board-evolution)

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Given management’s history of value destruction, there is a clear need for a Board that is independent.

•	Our nominee Warren Wilcox has relevant industry experience and is entirely independent of Findell and management.
•	With his election, the entrenched legacy Board members will no longer constitute a majority and the Board can be led by the independent directors.
•	Oportun has set a Return on Assets (“ROA”) goal of 3-4%, which we believe is very lackadaisical and substantially below what this sort of lending company can achieve.
•	With an independent Board driving management, we believe Oportun should be able to achieve 8-10% pre-tax ROA.[5] As we have emphasized in public and private letters to the Company, we believe this can be done in relatively short order by removing the self-imposed interest rate cap and reducing opex.

We recognize that a proxy battle is distracting, and so we went to great lengths to avoid one. Despite our extensive efforts to offer constructive solutions, the Board would not countenance any of our reasonable compromises to improve governance.

After interacting with this Board for more than two years, we are convinced that the legacy directors are chiefly concerned with maintaining their positions and keeping management in place rather than driving stockholder returns. As a result, we believe it is not until their control is removed that Oportun will be able to perform at its full potential.

Destroying a Great Business

Oportun’s core business is providing unsecured loans to the underserved Hispanic market – the fastest growing demographic within the United States6. The genius of this business is two-fold – these folks are often overlooked by lending institutions and so find themselves credit invisible, but when they are extended credit, they overperform as a cohort7. As a result, Oportun has become a trusted brand within this community.

Since going public, Oportun’s management team apparently decided to take this gem of a lending business and morph it into a fintech platform offering products and services that its cash-strapped customers did not want or need.

This endeavor exploded the cost structure, with opex per loan more than doubling from 2019 to 2023.8 In addition to this, management engaged in value destructive acquisitions, such as Oportun’s purchase of Digit in late 2021 for approximately $211 million, or 12x its book value. Digit had a breakeven business with a $40 million run rate revenue that would see its revenues collapse in the following years and a substantial portion of its value written off.9 The Company’s leadership was able to initially mask these mistakes by aggressively growing its loan book, but this aggressive credit growth resulted in exploding net charge offs (“NCOs”).10

5 Based on Findell’s analysis, it believes an 8-10% ROA is achievable through reduction of opex from the Company’s reported 14.8% (see Q4 ’24 Earnings Release) towards OneMain’s sub-7% opex ratio (see OneMain’s Q4 ’24 Earnings Release), removal of the rate cap and reducing leverage using existing cashflows to lower the actual cost of lending capital.

6 https://usafacts.org/data/topics/people-society/population-and-demographics/our-changing-population/

7 Oliver Wyman report titled “Financial Inclusion and Access to Credit,” 2022.

8 Company filings (see Annual Reports on Form 10-K for the fiscal years ended December 31, 2019 and 2024 (reporting annual operating expenses and number of loans originated). Opex per loan is calculated by dividing total operating expenses by total originations, as disclosed in each filing.

9 Company filings (see Q3 ‘22 Earnings Release (reporting $108 million goodwill impairment)).

10 According to the Company’s filings, its loans receivable increased from approximately $1.8 million in Q1 of 2020 to $2.9 million in Q4 of 2023; but during the same period, NCOs increased from 8.9% to 12.3%.

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We wrote a public letter to the Company dated March 29, 202311 outlining our concerns with Oportun’s cost structure and disastrous acquisitions. At the time of the letter, Oportun had 27 VPs inclusive of four credit officers, three general counsels, and three heads of HR listed on their website. The Company responded to our letter by scrubbing the website and pushing back on our claims of elevated expenditures. We would find this pattern of behavior repeated – management and the Board appeared to be more interested in saving face than in running the business and would only do the right thing when pushed to the brink.

As NCOs piled up and we raised public pressure, the Company was forced to pivot on costs and refocus the business, but did so slowly, costing stockholders further dilution in 2024 as Oportun pursued expensive financing.

In early 2024, we nominated three candidates with lending experience to join the Board and were eventually able to compromise with the Board to avoid a public proxy contest, bringing Scott Tambor, former CFO of industry-leading lender OneMain and Richard Parker, former CRO of OneMain, onto the Board in April 2024. Together, they oversaw a significant improvement in credit and cost reductions over the rest of 2024.

The direction of the business seems to have improved as a result, we believe, of the efforts of Messrs. Tambor and Parker. But we still see Oportun as hamstrung by the legacy Board and management team, which continue to slow play further operational and governance changes that would, we believe, rapidly accrete to stockholder returns.

Inexperience Combined with Apparent Conflicts of Interest

As we highlighted, not a single legacy Board member has lending experience, which in our view is crucial for a lending company. It appears this lack of experience played a role in driving the Company into its various ill-considered decisions – we are confident that any director with lending experience would have stepped in to stop many of the major errors that management has made. Lending experience does exist today in the form of three new directors (Messrs. Minetti, Tambor and Parker), but the legacy directors have prevented them from taking on leadership roles in the boardroom. Now, rather than elevate that experience, the Board has chosen not to re-nominate Mr. Parker, further demonstrating its unwillingness to prioritize the expertise the Company needs.

These legacy directors have in some cases been on the Board for over a decade (in the cases of Louis Miramontes and Jo Ann Barefoot) and have retained their Board seat despite a majority of voting stockholders withholding support for their election (in the case of Ms. Barefoot in 2023).

Most troubling, however, are the close ties they have to one another and to management. For instance, Chair of the NCG Committee Ginny Lee worked for many years for lead director Neil Williams at Intuit Inc. (“Intuit”) and CEO Vazquez also served on the board of Intuit while Mr. Williams was its CFO.

We can see how these confounding ties seem to lead to strategic mistakes. The acquisition of Digit, for example, was in our view a disaster from the start, resulting in the addition of more than $35 million in ongoing operating expenditures and generating a $108 million goodwill write down.12 Based on the outcome, it is difficult for us to see how the acquisition was subjected to rigorous diligence. Digit founder Ethan Bloch’s previous start-up FlowTown became a part of Intuit in 2012,13 meaning Board members Ms. Lee, Mr. Vazquez and Mr. Williams all had the opportunity to be personally acquainted with him. Board member Ms. Barefoot hosted Mr. Bloch on her podcast in 2016 meaning she, too, was familiar with him prior to the acquisition.

11 https://www.prnewswire.com/news-releases/findell-capital-management-llc-issues-statement-to-the-oportun-financial-corporation-board-of-directors-301784449.html

12 Company filings (see Q3 ‘22 Earnings Release (reporting $108 million goodwill impairment)).

13 https://www.wsj.com/articles/BL-VCDB-12060

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The Digit acquisition had a severe impact on Oportun’s balance sheet. Based on the financial outcome, it is unclear to us what level of diligence was performed by the Board. Given that several directors had prior professional familiarity with the founder of Digit, the Board’s failure to prevent this outcome raises serious concerns for us about the quality and independence of its oversight at the time.

The Need for Lending Experience on the Board and Findell’s Plan for Change

We believe the poor governance of Oportun has had a dramatic effect on performance, and our first priority is turning that around through the addition of Mr. Wilcox to the Board. But improving governance is only the first step – once free of the grip of the inexperienced legacy directors, we believe Oportun still needs to implement significant operational changes in order to reach its full potential.

We believe that following the election of our independent director candidate Mr. Wilcox, who has a great deal of lending experience, the Board will be in a position to drive the Company to operate as an efficient leading business and make necessary changes by taking the following actions:

1)	Remove Self-Imposed Rate Cap – Oportun has inhibited its own growth by imposing an interest rate cap at 36%. This was apparently done as a face-saving measure following negative press about litigation in Texas in 2020. However, this decision serves neither Oportun’s stockholders nor its customer base. There is a large market segment that Oportun could profitably serve with an interest rate in the high 30s and low 40s, and removing the rate cap would allow Oportun the opportunity to access this market while improving its financial position.
2)	Decrease Operating Expense – Mr. Vazquez so ballooned the expense structure that the Company seems to have little idea of what a normalized expense structure for this lending business looks like. Competitor OneMain, for instance, has an opex ratio of 7%, while Oportun’s is still at 15% even with its recent cost reductions. We believe there are still many positions related to non-core businesses that can be eliminated, and that the Company can and should target a 10-12% opex ratio.

We are confident that Mr. Wilcox, if elected, can work with the newer independent directors to drive Oportun to streamline its business and focus on operating a very profitable lending business. Mr. Wilcox has served on several boards, both public and private, including Encore Capital Group, Inc., the second largest debt buyer and collector in the U.S., and InfoArmor, Inc., a venture-backed identity protection company acquired by Allstate Corporation in 2018. Previously, Mr. Wilcox served as the Head of Advisory Services at Visa Inc., Vice Chairman of Providian Financial Corporation, EVP at FleetBoston Financial Corporation, and EVP of Household International’s credit card unit. This extensive industry experience gives him what we believe is the right background to join the independent directors on the Board in wresting control away from inexperienced legacy leadership and turning Oportun around.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Company has a classified Board which is currently divided into three (3) classes. The directors in each class are elected for staggered terms of three (3) years such that the term of office of one (1) class of directors expires at each annual meeting of stockholders. Based on publicly available information, we believe that two (2) seats are available for election at the Annual Meeting. We are seeking your support at the Annual Meeting to elect the Findell Nominee, Warren Wilcox, to serve for a three (3) year term ending at the 2028 Annual Meeting or until his successor is elected and qualified.

Your vote to elect the Findell Nominee will have the legal effect of replacing one (1) incumbent Class III director of the Company with the Findell Nominee. If elected, the Findell Nominee will constitute a minority of the Board and there can be no guarantee that the Findell Nominee will be able to implement any actions that he may believe are necessary to unlock stockholder value. However, we believe the election of the Findell Nominee is a critical step in the right direction for enhancing long-term value at the Company.

There is no assurance that any incumbent director will serve as a director if the Findell Nominee is elected to the Board. You should refer to the Company’s proxy statement for the names, backgrounds, qualifications, and other information concerning the Company’s nominees.

This Proxy Statement is soliciting proxies to elect not only the Findell Nominee, but also the Unopposed Company Nominee. We have provided the required notice to the Company pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intend to solicit the holders of Common Stock representing at least 67% of the voting power of Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

THE FINDELL NOMINEE

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five (5) years of the Findell Nominee. The nomination was made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Findell Nominee should serve as a director of the Company are set forth above in the section entitled “REASONS FOR THE SOLICITATION” and below. This information has been furnished to us by the Findell Nominee. The Findell Nominee is a citizen of the United States of America.

Warren Wilcox, age 67, currently serves as a Partner at FuseIQ LLC, a strategic consulting firm, since January 2025. From May 2021 to January 2025, Mr. Wilcox served as Co-Founder and Chief Marketing Officer of Concerto Card Company, a financial technology company focused on co-branded credit card programs. From 2003 to May 2025, Mr. Wilcox served on the board of directors of Arroweye Solutions, Inc., a digital card manufacturing company. From January 2020 to April 2021, Mr. Wilcox served as a Senior Executive at Onboard Partners LLC, a financial services company specializing in facilitating transactions between financial institutions and between financial institutions and affinity groups. From 2015 to 2019, Mr. Wilcox served as Co-Founder and Chief Marketing Officer of Mercury Financial LLC, a financial technology company providing Mastercard-branded credit cards and personal loans to sub-prime and middle-market consumers. Mr. Wilcox previously served as Executive in Residence at Happy Money, Inc., a consumer lending platform, from 2014 to 2015, and as Head of Advisory Services at Visa Inc. (NYSE: V), from 2008 to 2012. From 2002 to 2007, Mr. Wilcox served as Vice Chairman and Chief Marketing Officer of Providian Financial Corporation, a middle-market credit card issuer, where he led the planning, marketing, and business development functions prior to its acquisition by Washington Mutual, Inc. Earlier in his career, Mr. Wilcox served as Senior Vice President at FleetBoston Financial Corporation, as Managing Director and Chief Marketing Officer of Household International, Inc.’s credit card division, and in credit and lending roles at Atlantic Financial Federal and Citicorp. Mr. Wilcox currently serves on the board of directors of Direct Marketing Solutions, Inc., a marketing services firm, since December 2020. He previously served as a member of the board of directors of Encore Capital Group, Inc. (NASDAQ: ECPG), a debt collection and recovery company, from May 2004 to 2013, and of InfoArmor, Inc., a provider of identity protection solutions, from 2004 until shortly before its acquisition by Allstate Corporation (NYSE: ALL) in 2018. Mr. Wilcox received an M.S. in Management from the Krannert School of Management at Purdue University and a B.S. in Business Administration from Illinois State University.

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We believe that Mr. Wilcox’s decades of experience in consumer financial services, combined with his operational and marketing expertise and his track record of building and leading successful fintech and credit card businesses, make him well qualified to serve on the Board.

The principal business address of Mr. Wilcox is 360 Nueces Street, 1013, Austin, TX 78701.

As of the date hereof, the Findell Nominee does not own beneficially or of record any securities of the Company nor has he entered into any transactions in securities of the Company during the past two years.

The Findell Nominee may be deemed to be a member of a “group” with the other participants in this solicitation for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 3,241,300 shares of Common Stock owned in the aggregate by all of the Participants. The Findell Nominee disclaims beneficial ownership of the shares of Common Stock that he does not directly own.

Findell believes that the Findell Nominee presently is, and if elected as a director of the Company, the Findell Nominee would qualify as, an “independent director” within the meaning of (i) applicable Nasdaq listing standards applicable to board composition, including Nasdaq Listing Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, Findell acknowledges that no director of a Nasdaq listed company qualifies as “independent” under the Nasdaq listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, Findell acknowledges that if the Findell Nominee is elected, the determination of the Findell Nominee’s independence under the Nasdaq listing standards ultimately rests with the judgment and discretion of the Board. The Findell Nominee is not a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

The Findell Nominee has granted Brian Finn a power of attorney in connection with the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting.

On March 26, 2025, the Participants entered into a Joint Filing and Solicitation Agreement (the “JFSA”) in connection with the Annual Meeting, pursuant to which, among other things, the parties agreed (a) to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Company, if applicable, (b) to form a group to solicit proxies for the election of certain persons nominated for election to the Board at the Annual Meeting and to take such other actions as the group deems advisable, (c) that the Findell Nominee would not enter into any transactions in the securities of the Company without written notice to Findell’s counsel, and (d) that Findell would bear all pre-approved expenses incurred in connection with the Participants’ activities.

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Findell has signed separate letter agreements (collectively, the “Indemnification Agreements”) with the Findell Nominee pursuant to which it has agreed to indemnify the Findell Nominee against certain claims arising from the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against the Findell Nominee in his capacity as directors of the Company, if so elected.

Except as otherwise set forth in this proxy statement, (i) during the past 10 years, the Findell Nominee has not been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) the Findell Nominee does not directly or indirectly beneficially own any securities of the Company; (iii) the Findell Nominee does not own any securities of the Company which are owned of record but not beneficially; (iv) the Findell Nominee has not purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by the Findell Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) neither the Findell Nominee nor any of his associates is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of the Findell Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) the Findell Nominee does not own beneficially, directly or indirectly, any securities of any affiliate of the Company; (ix) neither the Findell Nominee nor any of his affiliates, associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, which transaction has materially affected or will materially affect the Company or any of its affiliates or in which the amount involved exceeds $120,000; (x) neither the Findell Nominee nor any of his associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) neither the Findell Nominee or any of his associates has a substantial or material interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting, other than the election of directors; (xii) the Findell Nominee does not hold any positions or offices with the Company; (xiii) the Findell Nominee does not have a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which the Findell Nominee has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which the Findell Nominee or any of his associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to the Findell Nominee, (a) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act (“Regulation S-K”) occurred during the past ten years, (b) there are no relationships involving the Findell Nominee or any of his associates that would have required disclosure under Item 407(e)(4) of Regulation S-K had the Findell Nominee been a director of the Company, and (c) neither the Findell Nominee nor any of his associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

Other than as set forth in this Proxy Statement, there are no agreements, arrangements or understandings between or among Findell and the Findell Nominee or any other person or persons pursuant to which the nominations described herein are to be made. The Findell Nominee is not a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

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We do not expect that the Findell Nominee will be unable to stand for election, but, in the event he is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed WHITE universal proxy card or WHITE voting instruction form will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Findell Nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, shares of Common Stock represented by the enclosed WHITE universal proxy card or WHITE voting instruction form will be voted for such substitute nominee(s). In the event Findell nominates substitute and/or additional nominees, as applicable, prior to the Annual Meeting, it will file an amended proxy statement identifying such nominees, disclosing whether such nominees have consented to being named in the revised proxy statement and to serve as a director of the Company if elected, and otherwise disclose such other information required by applicable law.

Findell and Oportun will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. The Findell Nominee has consented to being named as a nominee for election as a director of the Company in any proxy statement relating to the Annual Meeting. Stockholders will have the ability to vote for up to two (2) nominees on Findell’s enclosed WHITE universal proxy card or WHITE voting instruction form. Any stockholder who wishes to vote for any combination of the Findell Nominee and the Company’s nominees may do so on the enclosed WHITE universal proxy card or WHITE voting instruction form. There is no need to use the Company’s GREEN universal proxy card or voting instruction form, regardless of how you wish to vote.

Stockholders are permitted to vote for fewer than two (2) nominees or for any combination (up to two (2) total) of the Findell Nominee and the Company’s nominees on the WHITE universal proxy card or WHITE voting instruction form. However, if stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders vote in favor of the Unopposed Company Nominee, who we believe, based on his experience in consumer lending, his independence from management and his recent appointment to the Board, which we believe gives him a fresh perspective on the Company that is needed on the Board at this time, is sufficiently qualified to serve as a director, to help achieve a Board composition that we believe is in the best interest of all stockholders. There is no need to use the Company’s GREEN universal proxy card or voting instruction form, regardless of how you wish to vote. However, Findell urges stockholders to vote using our WHITE universal proxy card or WHITE voting instruction form “FOR” the Findell Nominee and “FOR” the Unopposed Company Nominee.

The Company nominee whom Findell believes is sufficiently qualified to serve as a director is the Unopposed Company Nominee. Certain information about the Unopposed Company Nominee is set forth in the Company’s proxy statement. Findell is not responsible for the accuracy of any information provided by or relating to Oportun or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Oportun or any other statements that Oportun or its representatives have made or may otherwise make.

According to the Company’s proxy statement, a plurality of votes cast is the voting standard for the election of directors.

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IF YOU MARK FEWER THAN TWO (2) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, YOUR PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED “FOR” THOSE NOMINEES YOU HAVE SO MARKED AND DEFAULT TO A “WITHHOLD” VOTE WITH RESPECT TO ANY NOMINEE LEFT UNMARKED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE FINDELL NOMINEE AND THE UNOPPOSED COMPANY NOMINEE.

IMPORTANTLY, IF YOU MARK MORE THAN TWO (2) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE FINDELL NOMINEE AND THE UNOPPOSED COMPANY NOMINEE ON THE ENCLOSED WHITE UNIVERSAL PROXY CARD OR WHITE VOTING INSTRUCTION FORM.

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PROPOSAL 2

ADOPTION OF AMENDMENT TO THE CHARTER TO ELIMINATE SUPERMAJORITY VOTING PROVISIONS

As discussed in further detail in the Company’s proxy statement, the Charter currently provides that in order for the stockholders to take certain actions, those actions require the approval of more than a majority vote by stockholders. More specifically:

•	Paragraph (C)(b) of Article V of the Charter provides that the affirmative vote of the holders of at least 66 2/3% of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors is required to remove directors.
•	Paragraph (E)(1) of Article V of the Charter provides that the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, is required in order for the stockholders to adopt, amend or repeal the Bylaws of the Company.
•	Paragraph (B) of Article VIII of the Charter provides that the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, is required to alter, amend or repeal the following articles in the Charter: (i) Article V (which includes provisions relating to the constitution of the Board, including size of the Board, election of directors, term of office, filling of vacancies, removal of directors and Bylaw provisions and amendments), (ii) Article VI (which provides for the exculpation of liability for directors), (iii) Article VII (an exclusive forum provision), and (iv) Article VIII (which governs the adoption, amendment, alteration or repeal of certain provisions of our Certificate of Incorporation).

A similar proposal submitted by the Company to our stockholders at the Company’s 2024 annual meeting of stockholders did not receive sufficient support from the stockholders to be approved. After considering the advantages and disadvantages of these supermajority voting provisions, including the feedback received from our stockholders, according to the Company’s proxy statement, the Board has determined it is in the best interests of the Company and its stockholders to resubmit this proposal to amend the Charter to eliminate these supermajority voting provisions and make certain other administrative changes. As such, the Board has unanimously approved, and recommends that the Company’s stockholders approve, an amendment to our Certificate of Incorporation to eliminate these supermajority voting provisions and make certain other administrative changes.

The proposed amendments to the Charter contemplated by this Proposal No. 2 are attached to the Company’s proxy statement as Appendix B.

According to the Company’s proxy statement, if this Proposal No. 2 is approved, the amendment of the Charter will occur upon the filing of the amendments to the Charter with the Delaware Secretary of State. The Company will make that filing promptly after the Annual Meeting if our stockholders approve the amendment. If this Proposal No. 2 is not approved, the supermajority provisions in the Charter will not be eliminated. Approval of this Proposal No. 2 is not conditioned on the approval of Proposal No. 3.

WE RECOMMEND STOCKHOLDERS VOTE “FOR” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL 3

ADOPTION OF AMENDMENT TO THE CHARTER TO DECLASSIFY THE BOARD AND PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS

As discussed in further detail in the Company’s proxy statement, the Board is currently comprised of 10 members, and immediately after the Annual Meeting, the size of the Board will be reduced to eight members. In accordance with the Charter, the Board is divided into three classes with staggered three-year terms. According to the Company’s proxy statement, the Board has determined that it is advisable and in the best interests of Oportun and its stockholders to amend the Charter, in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), to phase out of the classified board structure so that all directors stand for election annually beginning at the 2028 annual meeting of stockholders.

If this Proposal No. 3 is approved by the stockholders, commencing with the election of directors at the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”), all directors whose terms are expiring will be elected annually for terms of one year. In addition, each director elected after this Annual Meeting will hold office until the next succeeding annual meeting of stockholders and until his or her successor has been duly elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. According to the Company’s proxy statement, to ensure a smooth transition to the new declassified structure and to permit the current directors and those directors elected in this Annual Meeting to serve out the three-year terms to which the stockholders elected such directors, this proposal will not shorten the term of any director elected before the 2026 Annual Meeting. Thus, at the 2026 Annual Meeting, if re-nominated, each Class I director would stand for election for one-year terms and until his or her successor has been duly elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. At the 2027 annual meeting of stockholders, each Class I and Class II director will stand for election for a one-year term, and until his or her successor has been duly elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. At the 2028 annual meeting of stockholders, each Class I, Class II and Class III director will stand for election for a one-year term and until his or her successor has been duly elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal, such that the declassification of the Board is complete following the 2028 annual meeting of stockholders.

According to the Company’s proxy statement, this Proposal No. 3, if approved, would not change the Board’s authority to change the present number of directors and to fill any vacancies or newly created directorships. Any director appointed to fill newly created director seats or vacancies would hold office for the remaining term of his or her predecessor.

In addition, a provision in a Delaware corporation’s organizational documents that provides that a director may only be removed “for cause” by the stockholders is not valid if the corporation has a nonclassified board of directors. As a result, the amendment to the Charter contemplated by this Proposal No. 3 provides that directors may be removed in accordance with relevant Delaware law principles.

The proposed amendments to the Charter contemplated by this Proposal No. 3 are attached to the Company’s proxy statement as Appendix C.

According to the Company’s proxy statement, if this Proposal No. 3 is approved, the amendment of the Charter will occur upon the filing of the amendments to the Charter with the Delaware Secretary of State. The Company will make that filing promptly after the Annual Meeting if the stockholders approve the amendment. If this Proposal No. 3 is not approved, the Board will remain classified. Approval of this Proposal No. 3 is not conditioned on the approval of Proposal No. 2.

WE RECOMMEND STOCKHOLDERS VOTE “FOR” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL 4

ADVISORY NON-BINDING VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to approve, on an advisory basis, the Company’s compensation of its NEOs as described under “Executive Compensation,” including the “Executive Summary” section, in the Company’s proxy statement. This proposal, commonly referred to as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of NEOs. According to the Company’s proxy statement, this vote is not intended to address any specific item of compensation, but rather the overall compensation of the NEOs and the philosophy, policies, and practices described in the Company’s proxy statement. Accordingly, the Board is asking stockholders to vote “FOR” the following non-binding resolution:

“RESOLVED, that the stockholders hereby approve, on an advisory non-binding basis, the compensation paid to the Company’s NEOs, as disclosed in the Company’s proxy statement for the Annual Meeting, pursuant to the compensation disclosure rules of the SEC, including in “Executive Compensation”, the compensation tables and the narrative discussions that accompany the compensation tables.”

As discussed in the Company’s proxy statement, the vote on the executive compensation resolution is advisory, and therefore not binding on the Company’s management team, the Board or the compensation and leadership committee. However, the compensation and leadership committee and the Board will consider the outcome of this vote when making future executive compensation decisions.

According to the Company’s proxy statement, the approval of this advisory non-binding proposal requires a majority of the voting power present in person, by remote communication (if applicable), or represented by a proxy at the meeting and entitled to vote on the subject matter. Broker non-votes will have no effect on this proposal and abstentions will count as a vote against this proposal.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL 5

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the audit and risk committee of the Board selected the firm of Deloitte & Touche LLP (“Deloitte”) to be the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2025.

At the Annual Meeting, stockholders are being asked to ratify the selection of Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2025. According to the Company’s proxy statement, stockholder ratification of the appointment of Deloitte is not required by the Company’s Amended and Restated Bylaws (the “Bylaws”) or other applicable legal requirements, but the Board is submitting the selection of Deloitte to the stockholders for ratification as a matter of good corporate governance. In the event that this selection is not ratified by the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting, such selection will be reconsidered by the audit and risk committee. Even if the selection is ratified, the audit and risk committee, in its sole discretion, may select another independent registered public accounting firm at any time during the year ending December 31, 2025, if the committee believes that such a change would be in the best interests of Oportun and its stockholders. A representative of Deloitte is expected to be present during the Annual Meeting, where he or she will be available to respond to appropriate questions from stockholders and, if he or she desires, to make a statement.

According to the Company’s proxy statement, the ratification of the selection of Deloitte requires the affirmative vote of a majority of the voting power present in person, by remote communication (if applicable), or represented by a proxy at the meeting and entitled to vote on the subject matter. Broker non-votes will have no effect on this proposal and abstentions will count as a vote against this proposal.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Only stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. Each share entitles the holder to one vote on each of the matters to be voted upon at the Annual Meeting. Based on publicly available information, Findell believes that the only class of stock of the Company entitled to vote at the Annual Meeting is its Common Stock.

Shares of Common Stock represented by properly executed WHITE universal proxy cards or WHITE voting instruction forms will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Findell Nominee and the Unopposed Company Nominee, FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, and FOR the approval of the advisory vote on the compensation of the Company’s NEOs.

The Company has a classified Board and, according to the Company’s proxy statement, the Board intends to nominate two (2) directors for election at the Annual Meeting. We are soliciting proxies to elect not only the Findell Nominee, but also the Unopposed Company Nominee. Findell and Oportun will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to two (2) nominees on Findell’s enclosed WHITE universal proxy card or WHITE voting instruction form. Any stockholder who wishes to vote for any combination of the Findell Nominee and the Company’s nominees may do so on the enclosed WHITE universal proxy card or WHITE voting instruction form. There is no need to use the Company’s GREEN universal proxy card or voting instruction form, regardless of how you wish to vote.

Stockholders are permitted to vote for fewer than two (2) nominees or for any combination (up to two (2) total) of the Findell Nominee and the Company’s nominees on the WHITE universal proxy card or WHITE voting instruction form. However, if stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders vote in favor of only one of the Company’s nominees whom we believe is sufficiently qualified to serve as a director – the “Unopposed Company Nominee” – to help achieve a Board composition that we believe is in the best interest of all stockholders. We recommend that stockholders do not vote for any of the Company’s nominees other than the Unopposed Company Nominee.

We believe that voting on the WHITE universal proxy card or WHITE voting instruction form provides the best opportunity for stockholders to elect the Findell Nominee and achieve the best Board composition overall. Findell therefore urges stockholders to use our WHITE universal proxy card or WHITE voting instruction form to vote “FOR” the Findell Nominee and “FOR” the Unopposed Company Nominee.

IMPORTANTLY, IF YOU MARK MORE THAN TWO (2) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN TWO (2) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED “FOR” THOSE NOMINEES YOU HAVE SO MARKED AND DEFAULT TO A “WITHHOLD” VOTE WITH RESPECT TO ANY NOMINEE LEFT UNMARKED.

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VIRTUAL MEETING

The Company has disclosed that the Annual Meeting will take place virtually through a live, interactive audio webcast. There will be no physical meeting location and stockholders will not be able to attend the Annual Meeting in person. You may only participate in the virtual meeting by registering in advance at www.cesonlineservices.com/oprt25_vm prior to the deadline of 8:00 a.m. Pacific Time on July 17, 2025

You are entitled to participate in the Annual Meeting if you are a stockholder of record as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting.

If, on Record Date, your shares of Common Stock were held, not in your name, but rather by a broker, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and Annual Meeting materials will be forwarded to you by your broker, bank or other nominee. Your broker, bank or nominee is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. Since you are not the stockholder of record, you may vote your shares during the Annual Meeting only by obtaining a “legal proxy” and following the instructions from your broker, bank or other nominee.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed WHITE universal proxy card or WHITE voting instruction form in the postage-paid envelope provided, or vote via the Internet or telephone as instructed on the WHITE universal proxy card and WHITE voting instruction form.

VOTING

Stockholder of Record

If you are a stockholder of record, you may vote your shares via the Internet at www.cesonlineservices.com/oprt25_vm. You may also vote by telephone by calling (866) 437-4674, or by completing, signing and dating the WHITE universal proxy card. Authorizing a proxy by telephone or through the Internet requires you to input your 12-digit control number located on your WHITE universal proxy card. In order to be valid and acted upon at the Annual Meeting, your proxy must be received before 11:59 p.m. (ET) on July 17, 2025.

Beneficial Owner

According to the Company’s proxy statement, if you are a stockholder whose shares are held in a stock brokerage account or by a bank or other nominee as of the Record Date, you are invited to attend the virtual Annual Meeting; however, you may not vote your shares at the Annual Meeting unless you obtain a written proxy from your broker. As a beneficial owner of your shares, you are entitled to direct your broker how to vote your shares. You may instruct your broker on how to vote by completing the voting instruction form provided to you by your broker. You may also vote by telephone or via the Internet if your broker makes such methods available, in which case applicable instructions will be provided to you by your broker.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed WHITE voting instruction form in the postage-paid envelope provided, or vote via the Internet or telephone as instructed on the WHITE voting instruction form.

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QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. According to the Company’s proxy statement, the presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting for the transaction of any business. At the close of business on the Record Date, 43,870,399 shares of Common Stock were issued and outstanding. According to the Company’s proxy statement, proxies received but marked as abstentions and broker “non-votes” will be included in the calculation of the number of votes considered to be present at the Annual Meeting and will be counted for quorum purposes.

If you are a stockholder of record and do not vote during the Annual Meeting, or through the internet, by telephone or by completing your proxy card before the meeting, your shares will not be voted and will not count toward the quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner or (ii) the broker lacked discretionary authority to vote the shares under the applicable rules (the “Broker Rules”). Abstentions represent a stockholder’s affirmative choice to decline to vote on a proposal, and occur when shares present at the meeting are marked “Abstain.”

A broker has discretionary authority to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. To the extent that your broker, bank or other nominee provides you with Oportun’s proxy materials (in addition to Findell’s proxy materials), none of the matters to be considered at the Annual Meeting will be considered “routine” under the Broker Rules. In such instance, if you do not provide voting instructions to your broker, bank or other nominee, your broker, bank, or other nominee will not have authority to vote your shares on Proposal Nos. 1, 2, 3, 4 or 5. As a result, if you are a beneficial owner, we encourage you to instruct your broker, bank or other nominee how to vote your shares using the enclosed WHITE voting instruction form.

Proposal No. 1, the election of four Class III directors, Proposal No. 2, the amendment of the Charter to eliminate supermajority voting provisions, Proposal No. 3, the amendment of the Charter to declassify the Board and Proposal No. 4, the advisory vote on the compensation of the Company’s NEOs, respectively, are non-routine matters so your broker, bank or other nominee may not vote your shares on Proposal Nos. 1, 2, 3 or 4 without your instructions. Proposal No. 5, the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, is a routine matter so your broker, bank or other nominee may vote your shares on Proposal No. 5 even in the absence of your instruction to the extent that your broker, bank or other nominee does not provide you with Oportun’s proxy materials (in addition to Findell’s proxy materials). If your shares are voted on Proposal No. 5 by your broker, bank or other nominee, your shares will constitute “broker non-votes” on each of the “non-routine” proposals (i.e., Proposals Nos. 1, 2, 3 and 4).

VOTES REQUIRED FOR APPROVAL

Proposal 1: Election of Directors ─ According to the Company’s proxy statement, as a result of our nomination of the Findell Nominee, the election of directors to the Board at the Annual Meeting is contested and the Company has a plurality vote standard for contested elections. Accordingly, the two (2) director nominees receiving the highest number of “FOR” votes will be elected as directors. Withhold votes, abstentions and broker non-votes, if any, will not affect the outcome of the vote on the election of a director.

Proposal 2: Adoption of Amendment to the Charter to Eliminate Supermajority Voting Provisions – According to the Company’s proxy statement, the Board will consider the proposal approved if at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors approve the proposal. If you hold your shares in street name, your broker may not vote your shares without your instruction. The Company has disclosed that abstentions will have the effect of votes against the proposal, and broker non-votes, if any, will have the effect of votes against the proposal.

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Proposal 3: Adoption of Amendment to the Charter to Declassify the Board and Provide for Annual Director Elections – According to the Company’s proxy statement, the Board will consider the proposal approved if at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors approve the proposal. If you hold your shares in street name, your broker may not vote your shares without your instruction. The Company has disclosed that abstentions will have the effect of votes against the proposal, and broker non-votes, if any, will have the effect of votes against the proposal.

Proposal 4: Advisory Vote to Approve Executive Compensation ─ According to the Company’s proxy statement, the Board will consider the proposal approved if a majority of the shares present in person, by remote communication, or represented by proxy and entitled to vote at the Annual Meeting approve the proposal. If you hold your shares in street name, your broker may not vote your shares without your instruction. The Company has disclosed that abstentions will have the effect of votes against the proposal, and broker non-votes, if any, will have no effect on the vote.

Proposal 5: Ratification of Independent Registered Public Accounting Firm ─ According to the Company’s proxy statement, the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm requires approval by holders of a majority of the shares present in person, by remote communication, or represented by proxy and entitled to vote at the Annual Meeting. If you hold your shares in street name, your broker may vote your shares without your instruction. The Company has disclosed that abstentions will have the effect of votes against the proposal, and broker non-votes, if any, will have no effect on the vote.

Under applicable Delaware law, appraisal rights are not applicable to the voting on any matter to be considered at the Annual Meeting. If you sign and submit your WHITE universal proxy card or WHITE voting instruction form without specifying how you would like your shares voted, your shares will be voted in accordance with Findell’s recommendations specified herein and in accordance with the discretion of the persons named on the WHITE universal proxy card or WHITE voting instruction form with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting virtually (although, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Findell in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Corporate Secretary of the Company at 2 Circle Star Way, San Carlos, CA 94070, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Findell in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Saratoga may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Findell Nominee.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE FINDELL NOMINEE, PLEASE SIGN, DATE AND RETURN THE ENCLOSED WHITE UNIVERSAL PROXY CARD OR WHITE VOTING INSTRUCTION FORM TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Findell. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Findell has entered into an agreement with Saratoga for solicitation and advisory services in connection with the solicitation, for which Saratoga will receive a fee not to exceed $125,000, together with reimbursement for its reasonable and out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Findell has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that Saratoga will employ approximately 15 persons to solicit the Company’s stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Findell. Costs of this solicitation of proxies are currently estimated to be $1,500,000. Findell estimates that through the date hereof, its expenses in connection with this solicitation are approximately $750,000. To the extent legally permissible, if Findell is successful in its proxy solicitation, Findell intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. Findell does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The Participants in this proxy solicitation are the members of the Findell Group and the Findell Nominee.

The principal business address of each member of the Findell Group is 88 Pine Street, Suite 2240, New York, New York 10005.

The principal occupation of FCP is investing in securities. The principal occupation of FCM is serving as the investment manager of FCP. The principal occupation of FMGP is serving as the general partner of FCP. The principal occupation of Mr. Finn is serving as the managing member and sole director of FCM. The principal occupation of Mr. Wilcox is serving as a partner at FuseIQ LLC.

As of the date hereof, FCM, as the investment manager of FCP and certain separately managed accounts (the “SMAs”), may be deemed to beneficially own (i) the 1,956,000 shares of Common Stock directly beneficially owned by FCP and (ii) the 1,285,300 shares of Common Stock held in the SMAs. FMGP, as the general partner of FCP and FCM, may be deemed to beneficially own (i) the 1,956,000 shares of Common Stock directly beneficially owned by FCP and (ii) the 1,285,300 shares of Common Stock held in the SMAs. Mr. Finn, as the managing member and sole director of FCM, may be deemed to beneficially own (i) the 1,956,000 shares of Common Stock directly beneficially owned by FCP and (ii) the 1,285,300 shares of Common Stock held in the SMAs.

Each Participant, as a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, may be deemed to beneficially own the 3,241,300 shares of Common Stock owned in the aggregate by all of the Participants in this solicitation. Each Participant in this solicitation disclaims beneficial ownership of the shares of Common Stock he or it does not directly own. For information regarding the transactions in the securities of the Company during the past two (2) years by the Participants, see Schedule I. The shares of Common Stock owned by Findell and held in the SMAs were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business) in open market purchases.

30

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer, (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company and (xv) there are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

OTHER MATTERS AND ADDITIONAL INFORMATION

Findell is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, of which Findell is not aware a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE universal proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Saratoga, at the address set forth on the back cover of this Proxy Statement, or call toll free at (888) 368-0379. If you want to receive separate copies of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, we were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of Findell.

31

This Proxy Statement is dated May 29, 2025. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

STOCKHOLDER PROPOSALS

According to the Company’s proxy statement, if you want the Company to include a proposal in its proxy statement for the 2025 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, you must submit it by mail or courier service and addressed to Oportun Financial Corporation, 2 Circle Star Way, San Carlos, CA 94070, Attn: Corporate Secretary, by January 28, 2026. Any such proposal should comply with the requirements of Rule 14a-8.

In addition, according to the Company’s proxy statement, under the Bylaws, a stockholder wishing to bring director nominations or other business before an annual meeting outside of the Rule 14a-8 process is required to provide advance written notice to the Corporate Secretary at the principal executive offices of the Company regarding such nominations or other business and provide the information and satisfy the other requirements set forth in the Bylaws. To be timely for purposes of the Company’s 2026 Annual Meeting, such notice must be delivered to or be mailed and received by the Secretary no earlier than March 20, 2026 and no later than April 19, 2026. However, if the 2026 Annual Meeting is not within 30 days before or after the anniversary date of the 2025 Annual Meeting, in order to be timely, such notice must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

In addition, according to the Company’s proxy statement, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees), which notice must be postmarked or transmitted electronically to Oportun at its principal executive offices no later than 60 calendar days prior to the anniversary date of the 2025 Annual Meeting (for the 2026 Annual Meeting, no later than May 19, 2026). However, if the date of the 2026 Annual Meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 Annual Meeting is first made by Oportun.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2026 Annual Meeting is based on information contained in the Company’s proxy statements and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by Findell that such procedures are legal, valid or binding.

32

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. STOCKHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. STOCKHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

Your vote is important. No matter how many or how few shares you own, please vote to elect the Findell Nominee by marking, signing, dating and mailing the enclosed WHITE universal proxy card or WHITE voting instruction form promptly.

Findell Capital Partners, LP

May 29, 2025

33

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS

Nature of Transaction	Securities Purchased/(Sold)	Date of Purchase/Sale

FINDELL CAPITAL PARTNERS, LP

Purchase of Common Stock	25,000	05/01/2023
Purchase of Common Stock	20,000	05/02/2023
Purchase of Common Stock	8,000	05/08/2023
Purchase of Common Stock	2,000	05/09/2023
Purchase of Common Stock	10,000	05/11/2023
Purchase of Common Stock	25,000	05/31/2023
Purchase of Common Stock	15,000	06/15/2023
Purchase of Common Stock	10,000	06/16/2023
Purchase of Common Stock	10,000	06/27/2023
Purchase of Common Stock	10,000	07/20/2023
Purchase of Common Stock	7,446	07/21/2023
Purchase of Common Stock	2,554	07/25/2023
Purchase of Common Stock	5,000	08/02/2023
Purchase of Common Stock	5,000	08/09/2023
Purchase of Common Stock	10,000	08/10/2023
Purchase of Common Stock	5,000	08/16/2023
Purchase of Common Stock	5,000	08/24/2023
Purchase of Common Stock	10,000	08/30/2023
Purchase of Common Stock	20,000	08/31/2023
Purchase of Common Stock	5,000	09/01/2023
Purchase of Common Stock	15,000	09/05/2023
Purchase of Common Stock	35,000	10/17/2023
Purchase of Common Stock	5,000	10/18/2023
Purchase of Common Stock	20,000	10/19/2023
Purchase of Common Stock	10,000	10/20/2023
Purchase of Common Stock	10,000	10/25/2023
Purchase of Common Stock	5,000	10/26/2023
Purchase of Common Stock	15,000	10/30/2023
Purchase of Common Stock	35,000	10/31/2023
Purchase of Common Stock	5,000	11/01/2023
Purchase of Common Stock	100,000	11/07/2023
Purchase of Common Stock	60,000	11/09/2023
Purchase of Common Stock	50,000	11/16/2023
Purchase of Common Stock	57,000	12/08/2023
Purchase of Common Stock	43,000	12/11/2023
Purchase of Common Stock	50,000	12/14/2023
Purchase of Common Stock	20,000	01/31/2024
Purchase of Common Stock	1,000	02/09/2024
Sale of Common Stock	(140,000)	02/13/2025
Sale of Common Stock	(17,400)	02/14/2025
Sale of Common Stock	(20,300)	02/18/2025
Sale of Common Stock	(17,824)	02/19/2025
Sale of Common Stock	(2,476)	02/20/2025
Sale of Common Stock	(8,700)	02/24/2025
Sale of Common Stock	(300)	02/26/2025
Purchase of Common Stock	40,000	03/18/2025
Purchase of Common Stock	107,000	03/19/2025
Purchase of Common Stock	30,000	03/24/2025
Purchase of Common Stock	20,000	03/25/2025
Purchase of Common Stock	30,000	03/27/2025
Purchase of Common Stock	10,000	03/28/2025
Purchase of Common Stock	30,000	03/31/2025
Purchase of Common Stock	10,000	04/07/2025
Purchase of Common Stock	10,000	04/16/2025
Purchase of Common Stock	20,000	04/17/2025
Sale of Common Stock	(109,457)	04/21/2025
Sale of Common Stock	(40,343)	05/09/2025
Sale of Common Stock	(5,200)	05/13/2025
Sale of Common Stock	(15,000)	05/14/2025
Sale of Common Stock	(5,000)	05/15/2025

I-1

FINDELL CAPITAL MANAGEMENT LLC
(Through the Separately Managed Accounts)

Purchase of Common Stock	62,600	02/14/2024
Purchase of Common Stock	11,000	02/15/2024
Purchase of Common Stock	30,000	02/16/2024
Purchase of Common Stock	16,000	02/20/2024
Purchase of Common Stock	30,000	02/21/2024
Purchase of Common Stock	8,000	02/22/2024
Purchase of Common Stock	16,000	02/23/2024
Purchase of Common Stock	19,000	02/26/2024
Purchase of Common Stock	13,000	02/27/2024
Purchase of Common Stock	11,000	02/28/2024
Purchase of Common Stock	12,000	02/29/2024
Purchase of Common Stock	13,000	03/04/2024
Purchase of Common Stock	16,000	03/05/2024
Purchase of Common Stock	13,000	03/06/2024
Purchase of Common Stock	80,000	03/11/2024
Purchase of Common Stock	29,000	03/12/2024
Purchase of Common Stock	8,000	03/13/2024
Purchase of Common Stock	11,000	03/14/2024
Purchase of Common Stock	200,000	03/15/2024
Purchase of Common Stock	20,000	03/18/2024
Purchase of Common Stock	10,000	03/19/2024
Purchase of Common Stock	20,000	03/20/2024
Purchase of Common Stock	20,000	03/21/2024
Purchase of Common Stock	10,000	03/22/2024
Purchase of Common Stock	20,000	03/25/2024
Purchase of Common Stock	225,000	04/23/2024
Purchase of Common Stock	225,000	04/23/2024
Purchase of Common Stock	50,000	04/24/2024
Purchase of Common Stock	50,000	04/25/2024
Purchase of Common Stock	50,000	04/26/2024
Purchase of Common Stock	50,000	04/29/2024
Purchase of Common Stock	25,000	04/30/2024
Purchase of Common Stock	25,000	05/01/2024
Purchase of Common Stock	25,000	05/02/2024
Purchase of Common Stock	25,000	05/06/2024
Purchase of Common Stock	50,000	05/07/2024
Purchase of Common Stock	35,000	05/08/2024
Purchase of Common Stock	30,000	05/09/2024
Purchase of Common Stock	35,000	05/10/2024
Purchase of Common Stock	20,000	05/13/2024
Purchase of Common Stock	40,000	05/14/2024
Sale of Common Stock	(90,000)	02/13/2025
Sale of Common Stock	(12,600)	02/14/2025
Sale of Common Stock	(14,700)	02/18/2025
Sale of Common Stock	(12,906)	02/19/2025
Sale of Common Stock	(1,794)	02/20/2025
Sale of Common Stock	(6,300)	02/24/2025
Sale of Common Stock	(15,000)	05/21/2025
Sale of Common Stock	(10,000)	05/29/2025

I-2

SCHEDULE II

The following table is reprinted from the Company’s definitive proxy statement filed with the SEC on May 28, 2025.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned
5% Stockholders:
Entities affiliated with Neuberger Berman (2)	6,619,956	13.1%
Entities affiliated with Findell Capital Management LLC (3)	3,226, 300	7.4%
Entities affiliated with Castelake (4)	2,426,503	5.2%
Directors and Named Executive Officers:
Raul Vazquez(5)	1,865, 471	4.2%
Kathleen Layton(6)	85,699	*
Patrick Kirscht(7)	525,245	1.2%
Jo Ann Barefoot(8)	95,734	*
Mohit Daswani(9)	41,924	*
Ginny Lee(10)	82,428	*
Carlos Minetti(11)	49,504	*
Lou Miramontes(12)	72,196	*
Scott Parker(13)	50,104	*
Sandra A. Smith(14)	62,650	*
Richard Tambor(15)	58,687	*
Neil Williams(16)	153,550	*
All executive officers and directors as a group (12 persons)(17)	3,144, 188	7.0%

*       Represents beneficial ownership of less than one percent of the outstanding common stock.

(1)       Represents shares of common stock beneficially owned by such individual or entity, and includes shares held in the beneficial owner’s name or jointly with others, or in the name of a bank, nominee or trustee for the beneficial owner’s account.

(2)       Consists of: (a) 2,181,645 shares of common stock held by, and 1,486,573 shares of common stock issuable upon exercise of warrants issued or issuable to, NB Specialty Finance Fund II LP; (b) 768,110 shares of common stock held by, and 523,390 shares of common stock issuable upon exercise of warrants issued or issuable to, NBSF Canada 2021 Trust; (c) 138,556 shares of common stock held by, and 94,413 shares of common stock issuable upon exercise of warrants issued or issuable to, NB Direct Access Fund LP; (d) 79,373 shares of common stock held by, and 54,085 shares of common stock issuable upon exercise of warrants issued or issuable to, NB Direct Access Fund II LP; (e) 139,985 shares of common stock held by, and 95,386 shares of common stock issuable upon exercise of warrants issued or issuable to, NBSF Redwood Holdings D LP; and (f) 629,499 shares of common stock held by, and 428,941 shares of common stock issuable upon exercise of warrants issued or issuable to, NBSF III Holdings D LP. We have based percentage ownership assuming full exercise of warrants held by such stockholders. Ultimate voting and dispositive power with respect to all such securities is exercised by NB Alternatives Advisers LLC. The address for NB Alternatives Advisers LLC is 325 N. Saint Paul Street, Suite 4900, Dallas, TX 75201.

II-1

(3)       Based on Amendment No. 1, filed with the SEC on May 21, 2025, to the Preliminary Proxy Statement originally filed with the SEC on May 7, 2025, by Findell Capital Partners, LP (“FCP”), Finn Management GP LLC (“FMGP”), Findell Capital Management LLC (“FCM”), Brian A. Finn, and Warren Wilcox (collectively, “Findell”). According to the such filing, as of May 21, 2025, Findell beneficially owned 3,266,300 shares in the aggregate, consisting of (i) 1,956,000 shares held directly by FCP, and (ii) 1,310,300 shares held in certain separately managed accounts. Each of FCP, FCM, FMGP and Mr. Finn has shared voting power and shared investment power with respect to the shares beneficially owned by them. The principal business address of each of FCP, FMGP, FCM and Mr. Finn is 88 Pine Street, Suite 2240, New York, New York 10005. The principal business address of Mr. Wilcox is 360 Nueces Street, 1013, Austin, TX 78701.

(4)       Consists of 2,426,503 shares of common stock held directly by McLaren Harbor, LLC, which is controlled directly or indirectly by each of CL VI Ventures Offshore, L.P., Castlelake VI GP, L.P., Castlelake, L.P., Rory O’Neill, and Evan Carruthers. The address for each such person is 250 Nicollet Mall, Suite 900, Minneapolis, MN 55401.

(5)       Consists of (a) 983,562 shares held by Mr. Vazquez directly, (b) 233,709 shares held in a trust for which Mr. Vazquez is trustee, and (c) 648,200 stock options fully vested and exercisable within 60 days from May 27, 2025.

(6)       Consists of (a) 39,797 shares and (b) 45,902 stock options that are vested and exercisable within 60 days from May 27, 2025.

(7)       Consists of (a) 196,543 shares held by Mr. Kirscht directly, (b) 5,800 shares held in two accounts by Mr. Kirscht’s daughters containing 2,900 shares each, and (c) 322,902 stock options that are vested and exercisable within 60 days from May 27, 2025.

(8)       Consists of (a) 70,881 shares, (b) 6,672 RSUs that are scheduled to vest within 60 days from May 9, 2025, and (c) 18,181 stock options that are vested and exercisable within 60 days from May 9, 2025.

(9)       Consists of 35,252 shares and (b) 6,672 RSUs that are scheduled to vest within 60 days from May 27, 2025.

(10)       Consists of 55,978 shares, (b) 6,672 RSUs that are scheduled to vest within 60 days from May 9, 2025, and (c) 19,778 fully vested deferred RSUs.

(11)       Consists of 42,832 shares and (b) 6,672 RSUs that are scheduled to vest within 60 days from May 27, 2025.

(12)       Consists of 65,524 shares and (b) 6,672 RSUs that are scheduled to vest within 60 days from May 27, 2025.

(13)       Consists of 43,432 shares and (b) 6,672 RSUs that are scheduled to vest within 60 days from May 27, 2025.

(14)       Consists of 55,978 shares and (b) 6,672 RSUs that are scheduled to vest within 60 days from May 27, 2025.

(15)       Consists of 52,015 shares and (b) 6,672 RSUs that are scheduled to vest within 60 days from May 27, 2025.

II-2

(16)       Consists of (a) 100,885 shares, (b) 8,340 RSUs that are scheduled to vest within 60 days from May 9, 2025, (c) 26,144 fully vested deferred RSUs, and (d) 18,181 stock options that are vested and exercisable within 60 days from May 27, 2025.

(17)       Includes shares beneficially owned by all current executive officers and directors of the company. Consists of (a) 1,982,188 shares, (b) 61,716 RSUs that are scheduled to vest within 60 days from May 9, 2025, (c) 45,922 fully vested deferred RSUs, and (d) 1,050,682 stock options exercisable within 60 days from May 27, 2025.

II-3

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Findell your proxy “FOR” the election of the Findell Nominee and in accordance with our recommendations on the other proposals on the agenda for the Annual Meeting by SIGNING, DATING AND MAILING the enclosed WHITE universal proxy card or WHITE voting instruction form TODAY in the envelope provided (no postage is required if mailed in the United States).

You may vote your shares virtually at the Annual Meeting; however, even if you plan to attend the Annual Meeting virtually, we recommend that you submit your WHITE universal proxy card or WHITE voting instruction form by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting.

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed WHITE universal voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the address set forth below.

If you have any questions, require assistance in voting your WHITE universal proxy card,

or need additional copies of Findell’s proxy materials,

please contact:

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

(888) 368-0379

info@saratogaproxy.com

WHITE UNIVERSAL PROXY CARD

OPORTUN FINANCIAL CORPORATION

2025 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY AND ON BEHALF OF FINDELL CAPITAL PARTNERS, LP AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION

THIS PROXY IS NOT SOLICITED BY OR ON BEHALF OF MANAGEMENT

P     R     O     X     Y

The undersigned appoints Brian Finn, John Ferguson and Andrew Freedman, and each of them, attorneys and agents with full power of substitution to vote all shares of Common Stock of Oportun Financial Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the 2025 Annual Meeting of Stockholders of the Company scheduled to be held virtually at 8:00 a.m. Pacific Time on Friday, July 18, 2025 (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and, to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Findell Capital Partners, LP (together with the other participants in its solicitation, “Findell”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE FINDELL NOMINEE AND “FOR” THE COMPANY NOMINEE UNOPPOSED BY FINDELL IN PROPOSAL 1, “FOR” PROPOSALS 2, 3, 4 AND 5.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Findell’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

WHITE UNIVERSAL PROXY CARD

[X] Please mark vote as in this example

FINDELL STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE FINDELL NOMINEE AND “FOR” THE COMPANY NOMINEE UNOPPOSED BY FINDELL, AND NOT TO VOTE “FOR” THE REMAINING COMPANY NOMINEE LISTED BELOW IN PROPOSAL 1.

YOU MAY SUBMIT VOTES “FOR” UP TO TWO (2) NOMINEES IN TOTAL. IMPORTANTLY, IF YOU MARK MORE THAN TWO (2) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN TWO (2) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY “FOR” THOSE NOMINEES YOU HAVE SO MARKED.

1.	To elect two (2) Class III directors to the Board of Directors to serve until the Company’s 2028 annual meeting of stockholders.

FINDELL NOMINEE	FOR	WITHHOLD
a) Warren Wilcox	☐	☐

COMPANY NOMINEE UNOPPOSED BY FINDELL	FOR	WITHHOLD
a) Carlos Minetti	☐	☐

COMPANY NOMINEE OPPOSED BY FINDELL	FOR	WITHHOLD
a) Raul Vazquez	☐	☐

FINDELL RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 2.

2.	The Company’s proposal to approve an amendment to the Company’s Certificate of Incorporation (the “Charter”) to eliminate supermajority voting provisions and make certain other administrative changes.

☐ FOR	☐ AGAINST	☐ ABSTAIN

FINDELL RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3.

3.	The Company’s proposal to approve an amendment to the Charter to declassify the Board and provide for the annual election of directors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

FINDELL MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 4.

4.	The Company’s proposal to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

WHITE UNIVERSAL PROXY CARD

FINDELL MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 5.

5.	The Company’s proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

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(Signature)

____________________________________
(Signature, if held jointly)

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(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.